                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-15111, 333-34103, 333-61907, 333-93429,
333-37546 and 333-61082) of Advanced Digital Information Corporation of our report dated December 12, 2001 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP
Seattle, Washington
January 23, 2002